                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-45450



                        SUPPLEMENT TO THE PROSPECTUS OF
                     MORGAN STANLEY DEAN WITTER GROWTH FUND
                              DATED JULY 29, 1998



     The last two sentences in the first paragraph under the subsection entitled "Portfolio Management" under the section of the Prospectus entitled "INVESTMENT OBJECTIVE AND POLICIES" are hereby replaced by the following:


     Philip Friedman, a Managing Director of MSAM, Margaret Johnson, a Principal of MSAM, and William Auslander, a Vice President of MSAM, are all portfolio managers in MSAM's Institutional Equity Group and have been the primary portfolio co-managers of the Fund since September, 1998 in the case of Messrs. Friedman and Auslander, and since March, 1998 in the case of Ms. Johnson. Prior to joining MSAM in 1997, Mr. Friedman was the North American Director of Equity Research at Morgan Stanley & Co. Incorporated, and from 1990 to 1995 he was a member of the Equity Research team at Morgan Stanley & Co. Incorporated. Ms. Johnson has been a portfolio manager with MSAM for over five years. Mr. Auslander joined MSAM in 1995 as an equity analyst in the Institutional Equity Group. Prior to joining MSAM, Mr. Auslander was an equity analyst at Icahn & Co. for nine years.











September 25, 1998